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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 MARCH 26, 2002


                               MRO SOFTWARE, INC.
                               ------------------
             (Exact name of Registrant as specified in its charter)




       MASSACHUSETTS                    0-23852                04-2448516
       -------------                    -------                ----------
(State or other jurisdiction          (Commission           (I.R.S. Employer
     of incorporation)                File Number)         Identification No.)


                       100 CROSBY DRIVE, BEDFORD, MA 01730
                       -----------------------------------
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                 (781) 280-2000



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ITEM 5.     OTHER EVENTS.

Preliminary Earnings Announcement
---------------------------------

On March 26, 2002, the Company announced that its preliminary results for the quarter ending March 31, 2002 indicated that the Company's revenue for such quarter was expected to fall significantly below the Company's previously articulated guidance.

A copy of the Company's press release dated March 26, 2002 is attached as
Exhibit 99 hereto.

EXHIBITS

ITEM 7.     EXHIBITS

EXHIBIT
NUMBER             DESCRIPTION OF EXHIBIT
------             ----------------------

       99          Press Release issued by MRO Software, Inc. on March 26, 2002



SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       March 27, 2002                MRO SOFTWARE, INC.



                                          /s/ Craig Newfield
                                          --------------------------------------
                                          By:     Craig Newfield
                                          Title:  V.P., General Counsel & Clerk


                                  EXHIBIT INDEX
                                  -------------
EXHIBIT
NUMBER             DESCRIPTION OF EXHIBIT
------             ----------------------

       99          Press Release issued by MRO Software, Inc. on March 26, 2002